UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2018
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600
Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 30, 2018, Marathon Oil Corporation ("MRO") filed an Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock from 1,126 million to 1,951 million and to increase the number of authorized shares of common stock from 1,100 million to 1,925 million. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated by reference herein. The Amended and Restated Certificate of Incorporation became effective on May 30, 2018 and, as further discussed below under Item 5.07, was approved by MRO's stockholders at MRO's 2018 Annual Meeting held on May 30, 2018.
Item 5.07. Submission of Matters to a Vote of Security Holders.
MRO's Annual Meeting of Stockholders was held on May 30, 2018. In connection with the meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934. Following are the voting results on the matters voted upon at the meeting, all of which are described more fully in our 2018 Proxy Statement.
1. Each of our directors was elected for a term expiring in 2019.

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Gregory H. Boyce	565,340,444	29,669,590	762,246	108,740,456
Chadwick C. Deaton	562,435,340	32,569,916	767,024	108,740,456
Marcela E. Donadio	567,317,386	27,729,363	725,531	108,740,456
Douglas L. Foshee	592,662,451	2,425,823	684,006	108,740,456
M. Elise Hyland	592,765,653	2,357,020	649,607	108,740,456
Dennis H. Reilley	565,395,260	29,608,271	768,749	108,740,456
Lee M. Tillman	567,381,693	27,755,394	635,193	108,740,456
2. PricewaterhouseCoopers LLP was ratified as our independent registered public accounting firm for 2018.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
686,726,589	16,321,290	1,464,857
3. The compensation of our named executive officers was approved, on an advisory basis.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
568,052,743	25,741,401	1,978,136	108,740,456
4. An amendment to MRO's Restated Certificate of Incorporation to increase the number of authorized shares of common stock was approved.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
639,516,065	59,245,098	5,751,573
Item 8.01. Other Events
On May 30, 2018, following MRO's Annual Meeting of Stockholders, the Board of Directors reduced the size of the Board to seven directors.
Item 9.01. Financial Statements and Exhibits.

3.1	Amended and Restated Certificate of Incorporation, dated May 30, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

June 1, 2018	By:	/s/ Gary E. Wilson
Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer